Exhibit 10.2D
BUYER FURNISHED EQUIPMENT VARIABLES
between
THE BOEING COMPANY
and
American Airlines, Inc.
Supplemental Exhibit BFE1-2
to Purchase Agreement Number 1980

P.A. No. 1980	BFE1-2	SA-22

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 777-323ER AIRCRAFT
     This Supplemental Exhibit BFE1-2 contains supplier selection dates, on-dock dates and other requirements applicable to the Model 777-323ER aircraft (Aircraft).
1. Supplier Selection.
Customer will:
     Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	N/A

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980	BFE1-2	SA-22

BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	***

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

**	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

***	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 1980	BFE1-2	SA-22

BOEING PROPRIETARY

2.	On-dock Dates and Other Information.
     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

Preliminary On-Dock Dates
[CONFIDENTIAL PORTION
OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL
TREATMENT]2012
[CONFIDENTIAL PORTION OMITTED
AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT]2012
Item	Aircraft	Aircraft
Seats	[CONFIDENTIAL	PORTION
Galleys/Furnishings	OMITTED	AND FILED
Antennas & Mounting Equipment	SEPARATELY	WITH
Avionics	THE	COMMISSION
Cabin Systems Equipment	PURSUANT	TO A
Miscellaneous Emergency Equipment	REQUEST	FOR
Textiles/Raw Material	CONFIDENTIAL	TREATMENT]

Preliminary On-Dock Dates
[CONFIDENTIAL PORTION
OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL
TREATMENT]2013
Item	Aircraft	Aircraft
Seats	[CONFIDENTIAL	PORTION
Galleys/Furnishings	OMITTED	AND FILED
Antennas & Mounting Equipment	SEPARATELY	WITH
Avionics	THE	COMMISSION
Cabin Systems Equipment	PURSUANT	TO A
Miscellaneous Emergency Equipment	REQUEST	FOR
Textiles/Raw Material	CONFIDENTIAL	TREATMENT]

P.A. No. 1980	BFE1-2	SA-22

BOEING PROPRIETARY

3.	Additional Delivery Requirements — Import.
     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980	BFE1-2	SA-22
Page 5
BOEING PROPRIETARY